UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K/A

(Amendment No. 1)

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

June 25, 2024

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 26, 2024, Agile Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities Exchange Commission, in which the Company reported, among other events, its entry into Amendment No. 3 (the “Amendment”) to that certain Manufacturing and Commercialization Agreement, dated April 30, 2020, by and between the Company and Corium, Inc. (“Corium”), as amended on July 25, 2022 and on May 15, 2024, which is designed to amend the Agreement to account for Insud’s current projected production requirements for Twirla and the associated cost of goods and is conditioned upon the consummation of the Merger, and will become effective at the Effective Time.

This Current Report on Form 8-K/A amends and supplements the Original 8-K filed by the Company, and is being filed solely to file certain exhibits to the Original 8-K. This amendment does not otherwise modify any other portions of the disclosure in the Original 8-K. Interested parties should refer to the Original 8-K, as supplemented by this Current Report on Form 8-K/A. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Original 8-K. The foregoing description of the Amendment in this Current Report on Form 8-K/A and the Original 8-K does not purport to be complete and is qualified in its entirety by the full text of the Amendment which is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated June 25, 2024, by and among Insud Pharma, S.L., Exeltis Project, Inc. and the Company. (Incorporated by reference, Exhibit 2.1 to the Company’s Current Report on Form 8-K, file number 001-36464, filed on June 26, 2024.)

4.1

Cash-Out Acknowledgement and Cancellation Agreement, dated June 25, 2024, by and between Armistice Master Fund Ltd. and the Company. (Incorporated by reference, Exhibit 4.1 to the Company’s Current Report on Form 8-K, file number 001-36464, filed on June 26, 2024.)

10.1

Revolving Promissory Note dated June 25, 2024, by and between the Company and Exeltis USA, Inc. (Incorporated by reference, Exhibit 10.1 to the Company’s Current Report on Form 8-K, file number 001-36464, filed on June 26, 2024.)

10.2

Intellectual Property Security Agreement dated June 25, 2024 by and between the Company and Exeltis USA, Inc. (Incorporated by reference, Exhibit 10.2 to the Company’s Current Report on Form 8-K, file number 001-36464, filed on June 26, 2024.)

10.3*	Amendment No. 3 to Manufacturing and Commercialization Agreement, by and between Corium, Inc. and Agile Therapeutics, Inc., dated as of June 25, 2024.
99.1	Press Release, dated June 26, 2024. (Incorporated by reference, Exhibit 99.1 to the Company’s Current Report on Form 8-K, file number 001-36464, filed on June 26, 2024.)
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

* Portions of this exhibit have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: July 16, 2024	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer